UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of Report) January 9, 2018

(Date of earliest event reported) January 4, 2018

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 4, 2018, ONEOK, Inc., an Oklahoma corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriters”), with respect to a public underwritten offering of 21,850,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which includes the exercise in full by the Underwriters of their option to purchase up to 2,850,000 additional shares of Common Stock from the Company, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Registration No. 333-219186), filed on July 6, 2017, as supplemented by the prospectus supplement dated January 4, 2018.

The Company intends to use the net proceeds from the public offering to fund capital expenditures, including a portion of the Company’s recently announced Elk Creek Pipeline Project and other growth projects, to pre-fund additional projects which are in the late stages of development and for general corporate purposes, which may include repaying a portion of the Company’s outstanding indebtedness.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

A copy of the opinion of GableGotwals relating to the validity of the issuance of shares of the Company’s Common Stock pursuant to the Underwriting Agreement is also filed herewith as Exhibit 5.1.

Item 7.01	Regulation FD Disclosure

The Company issued a press release on January 4, 2018, attached hereto as Exhibit 99.1, announcing the pricing of the shares of Common Stock to be sold in the public offering. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 4, 2018, between ONEOK, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1	Opinion of GableGotwals.

23.1	Consent of GableGotwals (included in Exhibit 5.1 hereto).

99.1	Press release of ONEOK, Inc. announcing the pricing of the Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: January 9, 2018	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic
Planning and Corporate Affairs